UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024

Cidara Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36912	46-1537286
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 101
San Diego, California 92121
(858) 752-6170
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CDTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(f) Bonus Determinations for Fiscal Year 2023
On May 14, 2024, the Board of Directors of Cidara Therapeutics, Inc. (the “Company”) completed its determination of the annual bonus amounts for the Company’s named executive officers earned pursuant to its annual performance-based cash bonus program for the fiscal year ending December 31, 2023. This information was not included in the Summary Compensation Table in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 22, 2024, because the amounts had not been determined at the time of filing the 2023 Form 10-K. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table and revised Pay Versus Performance Tables.
Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY	STOCK AWARDS (1)	OPTION AWARDS (2)	NON-EQUITY INCENTIVE PLAN COMPENSATION (3)	ALL OTHER COMPENSATION (4)	TOTAL
Jeffrey Stein, Ph.D. President and Chief Executive Officer	2023	$593,800	$274,468	$388,276	$292,100	$9,900	$1,558,544
Taylor Sandison, M.D., M.P.H. Chief Medical Officer	2023	$487,100	$90,900	$128,592	$167,600	$9,900	$884,092
Shane Ward Chief Operating Officer Chief Legal Officer and Corporate Secretary	2023	$454,640	$127,934	$180,981	$156,400	$9,900	$929,855
(1)    The amount reported in this column for 2023 represents the aggregate grant date fair value of restricted stock unit awards granted during 2023 under the Company’s 2015 Plan, computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of these equity awards reported in this column are set forth in Note 8 to the Company’s audited consolidated financial statements included in its 2023 Form 10-K. This amount does not reflect the actual economic value that may be realized by Drs. Stein and Sandison and Mr. Ward.
(2)    In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2023 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 8 to the Company’s audited consolidated financial statements included in its 2023 Form 10-K. This amount does not reflect the actual economic value that may be realized by Drs. Stein and Sandison and Mr. Ward.
(3)    Reflects amounts earned pursuant to the Company’s annual performance-based cash bonus program.
(4)    Represents Company 401(k) plan matching contributions to each named executive officer.
Required Tabular Disclosure of Pay Versus Performance
The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive and Director Compensation” section above. The Company’s Chief Executive Officer is its principal executive officer and is referred to as PEO in the headers in the following tables.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (“TSR”) (5)	Net Loss (thousands) (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$1,558,544	$1,601,757	$906,974	$907,897	$39.70	$(22,931)
(1)    The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Stein for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive and Director Compensation—Summary Compensation Table”.

(2)    The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Stein, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Stein during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Stein’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Subtract: Reported Value of Equity Awards (a)	Add: Equity Award Adjustments (b)	Compensation Actually Paid to PEO
2023	$1,558,544	$662,744	$705,957	$1,601,757
(a)    The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)    The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Add: Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Subtract: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$438,878	$16,849	$88,719	$161,511	$—	$—	$705,957
(3)    The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers as a group (excluding the PEO) in the “Total” column of the Summary Compensation Table in each applicable year.
(4)    The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding the PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding the PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding the PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Subtract: Average Reported Value of Equity Awards	Add: Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$906,974	$264,204	$265,127	$907,897
(a)    The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Add: Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Add: Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Add: Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Add: Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Subtract: Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Add: Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2023	$174,959	$5,920	$35,368	$48,880	$—	$—	$265,127
(5)    TSR is determined based on the value of an initial fixed investment of $100 on December 31, 2020. Cumulative TSR reported in column (f) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2023.
(6)    The dollar amount reported in column (g) represents the amount of net loss reflected in the Company’s consolidated audited financial statements included in its 2023 Form 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cidara Therapeutics, Inc.

Date: May 20, 2024	/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)